AB BOND FUNDS

-AB Limited Duration High Income Portfolio (the "Fund")

Class A (Ticker: ALHAX); Class C (Ticker: ALHCX); Advisor Class (Ticker: ALHYX)

Supplement dated May 5, 2023, to the Fund's Prospectus and Summary Prospectus dated January 31, 2023, as amended.

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At a meeting held on May 2-4, 2023, AllianceBernstein L.P., the Fund's investment adviser (the "Adviser"), recommended, and the Fund's Board of Directors approved, changes to the Fund's name, principal investment strategies and primary benchmark. These changes will be effective on or about July 5, 2023.

Changes in Principal Strategies

The first sentence of the first paragraph under "Principal Strategies" will be deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in debt securities that are rated below investment grade (commonly known as "junk bonds"), unrated securities considered by the Adviser to be of comparable quality, and related derivatives.

Name Change

The Fund's name will be changed to "AB Short Duration High Yield Portfolio."

Change in Primary Benchmark

The Fund's current primary benchmark, the Bloomberg Global High Yield 1-5 Year Index (U.S. dollar hedged), will be replaced by the Bloomberg US High Yield 1-5 Year Cash Pay 2% Total Return Index.

The Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Total Return Index measures the performance of U.S. dollar-denominated, high yield, fixed-rate corporate bonds with maturities of 1-5 years. Securities are classified as high yield if the middle rating of Moody's Investors Service, Fitch Ratings and S&P Global Ratings is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg's emerging markets country definition, are excluded. Issuers that exceed 2% of the market value of this index are limited at 2%. The excess market value over the 2% cap is redistributed on a pro rata basis to all other issuers' bonds in the index that are under the 2% cap. The process is repeated until no issuer exceeds the 2% limit.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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